SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2004

(Date of earliest event reported): September 9, 2004

PEC SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-30271	54-1339972
(Commission File No.)	(IRS Employer Identification No.)

12730 Fair Lakes Circle Fairfax, Virginia 22033
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 679-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01                                             Entry into a Material Definitive Agreement.

On September 9,2004, PEC Solutions, Inc. (“PEC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with AC Technologies, Inc. (“ACT”) and Satya Akula, the sole stockholder of ACT to effect the acquisition of all of the issued and outstanding capital stock of ACT.  See Item 2.01 below.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

In a transaction that was closed simultaneously with the execution of the Stock Purchase Agreement (as described in Item 1.01 above), PEC acquired all of the issued and outstanding capital stock of ACT on September 9, 2004.  The purchase price for ACT was $46.7 million in cash, plus $3 million in employee retention bonuses and earnouts.  The transaction is subject to certain transaction costs and adjustments as specified in the Stock Purchase Agreement.  The cash payment included $16 million that will be used to retire ACT debt.  A portion of the purchase price has been placed in escrow.  PEC funded this acquisition with cash-on-hand.  The purchase price was determined based on arm’s length negotiations among the parties.

ACT, based in Fairfax, Virginia, specializes in software engineering and networking services to government customers, primarily the U.S. Postal Service.

The summary of the transaction described above is qualified by reference to the Stock Purchase Agreement and the press release announcing the acquisition dated September 9, 2004, which are each attached as exhibits hereto and incorporated by reference herein.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The financial statements of AC Technologies, Inc. required to be filed in connection with this Report will be filed by amendment no later than November 22, 2004.

(b)                                 Pro Forma Financial Information.

The pro forma financial information required to be filed in connection with this Report will be filed by amendment no later than November 22, 2004.

(c)                                  Exhibits.

2.1                                 Stock Purchase Agreement by and among PEC Solutions, Inc., AC Technologies, Inc., and Satya Akula, the sole stockholder of AC Technologies, Inc., dated September 9, 2004.  Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Stock Purchase Agreement are omitted.  A list of such exhibits and schedules appears in the table of contents to the Stock Purchase Agreement.

99                                    Press Release dated September 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.

Date: September 13, 2004	By:	/s/ Stuart R. Lloyd
Stuart R. Lloyd
Chief Financial Officer, Senior Vice President, Treasurer and Director (Principal Financial Officer and Accounting Officer)